UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2026
nCino, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41211	87-4154342
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification No.)
6770 Parker Farm Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 25, 2026, nCino, Inc. (the “Company”) issued a press release (the "Press Release") announcing its financial results for its second quarter ended July 31, 2026. A copy of the Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in Item 2.02 of this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 8.01    Other Events.
On August 25, 2026, the Company issued the Press Release which included an announcement that its board of directors authorized a stock repurchase program to acquire up to $100,000,000 of the Company's outstanding common stock. The Company may make repurchases, from time to time, through open market purchases, block trades, in privately negotiated transactions, accelerated stock repurchase transactions, or by other means. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases under this authorization. The volume, price, timing, and manner of any repurchases will be determined at the Company’s discretion, subject to general market conditions, as well as the Company’s management of capital, general business conditions, other investment opportunities, regulatory requirements and other factors. The repurchase program does not obligate the Company to repurchase any specific amount of common stock, has no time limit, and may be modified, suspended, or discontinued at any time without notice at the discretion of nCino's Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of nCino, Inc. dated August 25, 2026 (furnished and not filed).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.
Date: August 25, 2026	By:	/s/ Gregory D. Orenstein
Gregory D. Orenstein
Chief Financial Officer & Treasurer